UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7. Financial Statements and Exhibits

          (c) Exhibits

           The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated June 19, 2003 relating to Solectron Corporation’s results of operations for the third fiscal quarter ended May 31, 2003.

ITEM 9. Regulation FD Disclosure (ITEM 12. Results of Operations and Financial Condition)

          In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

          On June 19, 2003, Solectron Corporation announced the Company’s results of operations for its third fiscal quarter ended May 31, 2003. A copy of the Company’s press release announcing such results dated June 19, 2003 is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2003	Solectron Corporation

/s/ Kiran Patel

Kiran Patel
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2003 relating to Solectron Corporation’s results of operations for the third fiscal quarter ended May 31, 2003.